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                           DIRECTORS POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

     Each of the undersigned, as directors of the below listed open-end investment company:

                                                    1940 Act
                                                  Reg. Number
                                                  -----------
RIVERSOURCE EQUITY SERIES, INC.                   811-772
RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC.    811-02650
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.   811-10427
RIVERSOURCE INVESTMENT SERIES, INC.               811-54
SELIGMAN FRONTIER FUND, INC.                      811-04078
SELIGMAN VALUE FUND SERIES, INC.                  811-08031

hereby constitutes and appoints Stephen R. Lewis, Jr., any other member of the Boards, and Scott R. Plummer, or any one of these persons individually as her or his attorney-in-fact and agent to file and sign for her or him in her or his name, place and stead any Registration Statement on Form N-14 (including any and all amendments thereto) relating to the following mergers:

RiverSource Partners Aggressive Growth Fund, a series of RiverSource Managers Series, Inc., into RiverSource Mid Cap Growth Fund, a series of RiverSource Equity Series, Inc.

RiverSource Partners Select Value Fund, a series of RiverSource Managers Series, Inc., into RiverSource Mid Cap Value Fund, a series of RiverSource Investment Series, Inc.

RiverSource Partners Small Cap Equity Fund, a series of RiverSource Managers Series, Inc., into Seligman Smaller-Cap Value Fund, a series of Seligman Value Fund Series, Inc.

RiverSource Partners Small Cap Growth Fund, a series of RiverSource Strategy Series, Inc., into Seligman Frontier Fund, Inc.

RiverSource Tax-Exempt Money Market Fund, a series of RiverSource Tax-Exempt Money Market Series, Inc., into Seligman Government Money Market Fund, Inc.

Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc. into RiverSource Partners International Small Cap Fund, a series of RiverSource International Managers Series, Inc.

and any other document, upon the advice of counsel, filed by RIVERSOURCE EQUITY SERIES, INC., RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC., RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC., RIVERSOURCE INVESTMENT SERIES, INC., SELIGMAN FRONTIER FUND, INC. AND SELIGMAN VALUE FUND SERIES, INC. with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940;

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and grants them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

Dated the 11th day of November, 2009.


/s/ Kathleen A. Blatz                   /s/ Stephen R. Lewis, Jr.
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Kathleen A. Blatz                       Stephen R. Lewis, Jr.


/s/ Arne H. Carlson                     /s/ John F. Maher
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Arne H. Carlson                         John F. Maher


/s/ Pamela G. Carlton                   /s/ Catherine James Paglia
-------------------------------------   ----------------------------------------
Pamela G. Carlton                       Catherine James Paglia


/s/ Patricia M. Flynn                   /s/ Leroy C. Richie
-------------------------------------   ----------------------------------------
Patricia M. Flynn                       Leroy C. Richie


/s/ Anne P. Jones                       /s/ Alison Taunton-Rigby
-------------------------------------   ----------------------------------------
Anne P. Jones                           Alison Taunton-Rigby


/s/ Jeffrey Laikind                     /s/ William F. Truscott
-------------------------------------   ----------------------------------------
Jeffrey Laikind                         William F. Truscott